INVESTOR PRESENTATION • June 5, 2018 •

DISCLAIMER This presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include projected financial information. Such forward looking statements with respect to projections, revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Infrastructure and Energy Alternatives, Inc. (the “Company” or “IEA”) are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the reduction in value of production tax credits and investment tax credits due to the enactment of the Tax Cuts and Jobs Act in December 2017; (2) the adverse effect on our business and financial condition if we fail to comply with the regulations of The Occupational Safety and Health Act of 1970, as amended, and other state and local agencies that oversee transportation and safety compliance; (3) substantial liabilities that could result from physical hazards; (4) the inability to operate efficiently if we are unable to attract and retain qualified managers and skilled employees; (5) an inability to realize financial and strategic goals from acquisition and investment activity; (6) significant changes in tax and other economic incentives and political and governmental policies which could materially and adversely affect the U.S. wind and solar industries and (7) other risks and uncertainties indicated in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2018 (as supplemented, the “Proxy Statement”), including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by the Company. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes information based on independent industry publications and other sources. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consult your own professional advisors as to the legal, accounting, business, tax, financial or other matters contained herein. The estimates, forecasts and projections contained herein involve signiﬁcant elements of subjective judgment and analysis and reflect numerous judgments, estimates and assumptions that are inherently uncertain in prospective financial information of any kind. As such, no representation can be made as to the attainability of such estimates, forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a listing of risks and other factors that could impact the combined company’s ability to attain its projected results, please refer to the “forward looking statements” above and the “Risk Factors” section of the Proxy Statement. This presentations includes projections that are forward-looking and based on growth assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond IEA’s control. While all projections are necessarily speculative, IEA believes that projections relating to periods beyond 12 months from their date of preparation carry increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the projections. This presentation includes non-GAAP ﬁnancial measures. Deﬁnitions of these non-GAAP ﬁnancial measures and reconciliations of these non-GAAP ﬁnancial measures to the most directly comparable GAAP ﬁnancial measures are included elsewhere in this presentation. IEA believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to IEA’s financial condition and results of operations. A more fulsome description of the nature of the adjustments from GAAP is provided elsewhere in this presentation. These non-GAAP financial measures may exclude items that are significant in understanding and assessing financial results. Therefore, these financial measures should not be considered in isolation or as an alternative to net income or other measures of profitability or performance under GAAP. Because these non-GAAP financial measures are not in conformity with GAAP, we urge you to review IEA’s audited financial statements, which have been filed with the SEC. 2

COMPANY OVERVIEW IEA is a leading infrastructure construction company with specialized energy and heavy civil expertise NASDAQ: IEA • #1 in U.S. wind energy construction; Headquarters: Indianapolis, IN estimated 30% market share Incorporated: 1947 (as White − 190 wind & solar projects completed Construction) − 7,200+ wind turbines erected Public: March 2018 representing >14 Gigawatts of Employees: ~ 1,189 generation capacity Market cap: $194.2M* • Growing presence in utility-scale solar Shares outstanding: 21.6M − >700 Megawatts of solar power 2017 revenues: $454.9M installed 2017 Adj EBITDA: $52.5M** • Heavy civil, industrial, mechanical 2017 net income: $16.5M projects and acquisition targets represent additional opportunities Backlog: $1.1B*** *As of 5/31/18 **Non-GAAP measure; see page 27 for a definition of Adj. EBITDA and a reconciliation to net income ***At May 10, 2018; see p. 4 for definition of backlog 3

INVESTMENT THESIS • Pure-play, publicly traded renewable energy engineering, procurement and construction (EPC) company • Leading share of wind market with strong project controls, quality assurance, engineering management and self-perform capabilities • High barriers to entry resulting from specialized capabilities • Renewables power generation is projected to grow ~139% by 2050 (1) • Strong relationships with established, recurring base of blue-chip, investment grade customers and OEMs • Record total backlog(2) of approximately $1.1 billion as of 5/10/18 points to significant revenue growth in 2018 and 2019 • Opportunity to capture incremental annual EBITDA through self- performance of previously subcontracted high voltage electrical work • Strong adjusted free cash flow (3) supports investment in organic growth and M&A • Proven management team with extensive industry knowledge, and #1 safety record versus other Tier I renewable EPCs(4) (1) Source: U.S. Energy Information Administration (January 2018). (2) Backlog means the amount of revenue expected to be realized from the uncompleted portions of existing awards and contracts, including any contracts under which work has not begun and any awarded contracts for which the definitive project documentation is being prepared, as well as expected revenue from change orders and renewal options. Backlog data as of May 10, 2018. (3) Adjusted free cash flow is defined as Adj. EBITDA less capital expenditures and payments under capital leases. 4 (4) Based on 2017 Experience Modification Rate (“EMR”) and Total Recordable Incident Rate (“TRIR”) which are released by the US Department of Labor.

SUMMARY FINANCIAL PERFORMANCE Revenue(1) ($ in millions) Adjusted EBITDA & Margin(1) ($ in millions) $120 25.0% $100 $8 20.0% $64 $80 5 $53 15.0% $775 $60 $75 10.0% $40 $20 5.0% $0 0.0% (3) '16 '17 '18E ‘ (3) Adj. EBITDA Margin • Record results in 2016 driven by new management refocus on U.S. operations, strong project controls and execution • Total new wind construction declined from 8.7 GW in 2016 to 7.0 GW in 2017 (2) – Build-up in 2016 due to PTC extension uncertainty; slow-down in 2017 due to uncertainty over the 2017 Tax Act – Projected to return to 8.4 GW of new capacity in 2018E and to continue to grow to 11.0 GW in 2019E and 13.0 GW in 2020E • Backlog and estimated market share increased in 2017 pointing to strong 2018/2019 growth (1) See page 27 for a definition of Adjusted EBITDA and Adjusted EBITDA Margin and a reconciliation to Adj. EBITDA to net income. (2) Source: American Wind Energy Association (Jan. 2018). 5 (3) Represents 2018 revenue outlook of 775 M (blue bar) to 835 M (green bar) and adjusted EBITDA of 75 M (blue bar) to 85 M (green bar) (see slide 26)

BENCHMARKING TO UTILITY SPECIALTY CONTRACTORS 2016A – 2018E REVENUE CAGR 2017A ADJUSTED EBITDA MARGIN (2) Industry-leading growth and margins • 17% CAGR (2016A – 2018E) is 18% above the mean market comps • 11.5% Adjusted EBITDA margin for 2017A is 65% above the mean market comps (1) 2017A and 2018E multiples based on implied enterprise value of $295.0 million. 2018E (incl. earn-out) multiples based on enterprise value of $339.5 million and include 4.45 million earn-out shares based on the average of the high and low 2018E Adj. EBITDA ranges. (2) See page 27 for a reconciliation of Net Income to Adj. EBITDA. Source: Company filings, Capital IQ analyst consensus. As of 5/10/2018. 6

BENCHMARKING TO UTILITY SPECIALTY CONTRACTORS ENTERPRISE VALUE / EBIT ENTERPRISE VALUE / EBITDA 2017A Adj. 2017A Adj. 2018E 2018E 2018E (incl. earn-out) 2018 Mean: 7.7x 2018 4.2x Mean: 12.3x (1)(2) (1) Current valuations are significantly below market comps • 3.9x Enterprise Value/2018E Adjusted EBIT vs. 12.3x for market comps • 4.2x Enterprise Value/2018E Adjusted EBITDA vs 7.7x for market comps (1) 2017A and 2018E multiples based on implied enterprise value of $295.0 million. 2018E (incl. earn-out) multiples based on enterprise value of $339.5 million and include 4.45 million earn-out shares based on the average of the high and low 2018E Adj. EBITDA ranges. (2) See page 27 for a reconciliation of Net Income to Adj. EBITDA. Source: Company filings, Capital IQ analyst consensus. As of 5/10/2018. 7

STRONG MARGIN & CASH FLOW CHARACTERISTICS

HIGHLY EFFICIENT OPERATING MODEL

- Attractive margin profile driven by a highly efficient operating model, including an experienced estimating staff and robust project controls
- Strong adjusted free cash flow[1] generation
  - Average capex as a percentage of revenue for 2018 and 2019 is projected to be less than 2% annually[2]
  - Net negative working capital
- Adjusted free cash flow provides ample firepower to execute strategic acquisitions

Expanding Gross Margin on Wind Projects



2017 Mean: 14.3%
2016 Mean: 14.5%
2015 Mean: 11.4%
2014 Mean: 9.5%
Gross Margin
50%
40%
30%
20%
10%
0%
$0
$15
$30
$45
$60
$75
Project Size ($ in millions)
2014
2015
2016
2017

DELIVERING CONSISTENT PROFITABILITY

- Wind projects typically bid on fixed price and short duration (~6 months) build cycles
- IEA has an established track record of executing projects on schedule and on budget
- Rigorous project controls procedures allow IEA to reliably deliver industry-leading customer service

Strong Adjusted Free Cash Flow[1] *($ in millions)*



$125
$100
$75
$50
$25
$0
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
$59
$48
$60
$50
'16A
'17A
'18E (3)
Free Cash Flow
High
% Conversion

(1) *Defined as Adj. EBITDA less capital expenditures and payments under capital leases.*
(2) *Percentage Conversion is defined as Adj. Free Cash Flow as a percentage of Adj. EBITDA.*
(3) *2018 adjusted Free Cash Flow is calculated based on the high and low 2018E Adj. EBITDA ranges.*

8

MARCH 2018 TRANSACTION OVERVIEW • On March 26, 2018, (“Closing Date”) the Company completed its merger with M III Acquisition Corp. • The Company entered into a new credit facility which provides for aggregate revolving borrowings of up to $50 million and a $50 million (plus, subject to certain conditions, an additional $25 million accordion capacity) delayed-draw term loan facility, each maturing in March 2021. EQUITY HIGHLIGHTS POST-TRANSACTION OWNERSHIP • 21.6 million shares outstanding at Closing Date At Close Fully Distributed (1) • Up to 9.0 million shares of common stock issuable as earn-out based upon 2018 EBITDA target and/or 2019 EBITDA target (see slide 26) Stockholders • 3.4 million shares of preferred stock convertible into prior to Stockholders business common stock after third anniversary of the Closing Oaktree/ prior to combination Management business 32.7% Date 48.3% combination Oaktree/ 51.7% Management • Approximately 16.9 million warrants outstanding, 67.3% exercisable for approximately 8.4 million shares of common stock at a price of $11.50 (1) Assumes common shares outstanding, plus the 9.0 million of earnout shares and the conversion of preferred stock, with assumed conversion of $10 per common share for 3.4 million shares of common stock. Warrants were excluded as they are not currently in the money. 9

AMPLE LIQUIDITY TO SUPPORT GROWTH STRATEGY As of March 31, 2018: • ~$20 million of cash and cash equivalents • ~$34 million of availability on credit facility (excluding the $25 million accordion feature) • Targeting 2018 Free Cash Flow* of ~$50-$60 million • $25 million Accordion feature on credit facility, and in the future, publicly traded shares, when appropriate, can facilitate M&A opportunities *Free Cash Flow is defined as adjusted EBITDA less Capex, Capital Lease Payments Interest, and Taxes. 10

GROWING BACKLOG PROVIDES UNPRECEDENTED VISABILITY

- Backlog continues to grow year-over-year
  - The Company is shortlisted on numerous targeted projects
  - Developers/owners open to awarding an entire project portfolio vs. individual projects
- Entered 2018 with record wind backlog
  - ~$1.1 billion of revenue in total committed backlog and approximately $850 million of additional revenue in high-probability pipeline(2)
- Current visibility is the strongest in company history
  - As of March 2018: $672 million of committed wind revenue for 2018 against 2018 estimated total revenue of $775 million on the low range and $835 million on the high range, or ~86.7% and ~80.5%, of total revenue, respectively
  - In 2017, awarded 1,200 MW wind portfolio – largest wind EPC contract in industry history
  - Historically, would not have visibility two years out, whereas today IEA has over $374 million of committed wind revenue for 2019



WIND BACKLOG BRIDGE ($ in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$672
$374
$1,046
2018
2019+
Total



WIND BACKLOG CONVERSION ($ in millions)
$750
$600
$450
$300
$150
$0
100%
80%
60%
40%
20%
0%
$1
0.2%
$609
$96
21.1%
$454
$672
91.2%
$737
$374
57.1%
$655
Jun-15
Jun-16
Current 2018
Current 2019(1)
Backlog
Annual Revenue
% of Annual Revenue

(1) Wind backlog for 2019 and beyond as of May 2018.
(2) High Probability Pipeline opportunities are projects that are with existing customers which fit our schedule and are in locations that are efficient for us to execute (close to an existing project) that we have bid and in most cases have been short-listed and expect high probability of award.

11

ESTABLISHED BASE OF BLUE CHIP, CREDITWORTHY CUSTOMERS

ENTRENCHED RELATIONSHIPS WITH LARGEST U.S. WIND DEVELOPERS

- Deep, trusted relationships with the largest Tier I renewable energy developers and owners
  - Completed wind projects with 10 of the top 16 U.S. developers/owners (collectively responsible for ~62%(1) of U.S. MW constructed in 2017)
- Majority of IEA customers also build utility-scale solar projects and are in active discussions with IEA for solar projects

Customer	Credit Rating(2)	Wind Energy Projects Completed or in Progress by IEA(3)	Total MW Constructed by IEA(3)	Tenure of Customer Relationship(3) (years)	Total Wind Capacity Owned by Customer(3) (4)	Potential IEA Solar Customer
renewables	BBB-	13	1,639	11	4,100 MW	✔
e·on	BBB	7	1,183	9	3,025 MW	✔
NextEra Energy	A-	16	1,166	8	13,100 MW	✔
enel	BBB+	5	958	4	2,500 MW	✔
Invenergy	NR	6	948	12	2,900 MW	✔
EDF	A-	5	495	8	2,700 MW	✔
Southern Power	A-	5	467	3	1,500 MW	✔
Exelon	BBB	8	389	6	1,000 MW	✔
BlackRock everpower	NR	2	302	10	1,300 MW	✔
Enbridge	BBB+	3	280	9	1,000 MW	
Algonquin Power & Utilities Corp.	BBB	2	254	5	900 MW	✔
Edison / nrg	BB-	8	253	11	2,700 MW	✔

(1) *Source: AWEA (Year-Ending 2017 Report).*
(2) *Represents ultimate parent credit rating if not standalone company. As of January 2018.*
(3) *As of May 2018.*
(4) *Ownership numbers only include direct ownership of capacity in the U.S. (i.e., not gross capacity of a project that may be partially owned by another company, not capacity owned by a Yieldco, etc.).*

12

RENEWABLE ENERGY INFRASTRUCTURE CONSTRUCTION IS HIGHLY SPECIALIZED

Competitive EPC Landscape

Competitor	Tier I Provider	Double-Breasted(1)	Engineering Management	Self-Perform Electrical	Solar Capabilities	2017E Wind Installation(2)
IEA	✓	✓	✓	✓(3)	✓	1,617 MW
BLATTNER ENERGY	✓	✓		✓	✓	1,500 MW
Mortenson	✓	✓		✓	✓	600 MW
res			✓	✓	✓	1,100 MW
WANZEK				✓		500 MW

Market Overview

- IEA is one of only three Tier I providers for wind construction and is shortlisted on major targeted projects
- IEA believes reliability is more important to customers than price
- Owners and project financiers limit acceptable EPCs
- Consolidated market share with few EPCs of scale
  - Significant competitive barriers limit new market entrants
- Labor constrained market

Self-Perform Is Critical

- Construction is ~20%-25% of total cost, but is largest risk to the entire project
  - Owners demand self-performing services and experienced contractors
- Self-perform capabilities allow IEA to retain margin, while better controlling safety and scheduling of projects
  - Turbine erection
  - Service road design and installation
  - Concrete and foundation
  - Electrical (high voltage being implemented)
  - Mechanical

(1) *"Double-breasted" workforce is defined as capability to offer union and non-union labor forces.*
(2) *Source: IEA management actual and MAKE Consulting (May 2017).*
(3) *Executing strategy to self-perform high-voltage electrical work.*

13

SIGNIFICANT BARRIERS TO ENTRY

Barriers to Entry	IEA Value Proposition
Tier I Provider with National Coverage	#1 estimated market share in wind with projects completed in 35+ states[1]
Self-Perform Capabilities	IEA employs 14 project crews; estimates only 50 qualified crews in the U.S.[1][2]
Exceptional Track Record	Over 190 wind and solar projects successfully completed[3]
Vendor / OEM Relationships	7,200+ wind turbines erected, including all major OEMs[3]
Exemplary Safety Record	Exceptional safety with EMR of 0.51 and TRIR of 0.30 in 2017[4]
Skilled Craft Labor / Culture	High employee retention rate despite industry shortages
Specialized Equipment	Significant capital investment in equipment fleet

(1) IEA management estimate, based upon industry and customer data available to IEA management.
(2) Per IEA management estimates as of May 2018.
(3) Per IEA management estimates as of March 2018.
(4) Experience Modification Rate ("EMR") and Total Recordable Incident Rate ("TRIR") as reported by US Department of Labor.

14

NATIONAL COVERAGE NATIONAL COVERAGE WITH PROJECTS COMPLETED IN 35+ STATES • IEA’s “double-breasted” (union & non-union) workforce enables the Company to work anywhere in the U.S. • Scalable workforce with 2,000+ peak employees • IEA has in place a National Wind Agreement that essentially serves as a Project Labor Agreement for wind turbine construction projects nationwide Hawaii Puerto Rico Headquarters Completed Projects 15

RENEWABLE ENERGY RESHAPING THE POWER INDUSTRY • Renewable energy projects are leading capacity additions in the U.S.; wind and solar accounted for ~59% of all new capacity in 2017 (1) • U.S. Energy Information Administration estimated in January 2018 that renewables will account for >30% of all U.S. capacity by 2030: – Lower, unsubsidized levelized cost of energy(2) – Shut-down of fossil / nuclear power plants – Corporate sustainability practices – corporations and non- utilities – represented ~39% of the MW contracted through Power Purchase Agreements (“PPA”) from renewable generation in 2016(3) • The enactment of the Tax Cuts and Jobs Act in December 2017 preserved the existing production tax credit (“PTC”) and investment tax credit (“ITC”) incentive structures: – A base erosion and anti-abuse tax provision included in the Act could reduce the value of the PTC and ITC for certain participants in the wind and solar energy industry – IEA anticipates that the Act will not have a material negative impact on its business (1) Source: American Wind Energy Association (AWEA) (2017 Year End Report). (2) The “levelized cost of energy” is the net present value of the unit-cost of electricity over the lifetime of a generating asset. (3) Source: American Wind Energy Association (Jan. 2017). 16

RENEWABLE ENERGY RESHAPING THE POWER INDUSTRY • Wind and solar installed capacity is projected to grow significantly as projects are fast tracked to take advantage of the PTC and ITC – For the first time in 2016, solar represented the largest new source of installed electricity generating capacity U.S. Annual Power Capacity Additions(1) Wind Installed Capacity(3) Solar PV Installed Capacity(4) 150.0 80.0 125.0 115.7 103.4 58.0 100.0 93.2 60.0 53.1 83.2 49.0 44.1 75.0 40.0 50.0 20.0 25.0 U.S. Installed Capacity (GW) U.S. Installed Capacity (GW) 0.0 0.0 2017 2018 2019 2020 2017 2018 2019 2020 Wind Capacity Solar Capacity (1) Source: American Wind Energy Association (AWEA) (2017 Year End Report). (2) The “levelized cost of energy” is the net present value of the unit-cost of electricity over the lifetime of a generating asset. (3) Source: MAKE Consulting (May 2017). (4) Source: U.S. Energy Information Administration (January 2017). 17

RENEWABLES ARE COST-COMPETITIVE WITHOUT TAX CREDITS

- Investments in technology and productivity have dramatically reduced the unsubsidized levelized cost for wind and solar
- Wind and solar costs for new builds are often cheaper than conventional fuel sources (natural gas and coal), <u>even without the inclusion of tax incentives</u>
- The federal Production Tax Credits ("PTC") and Investment Tax Credits ("ITC") provide financial incentives for investments in renewable energy production
  - The PTC declines gradually through 2019, but the four-year safe harbor extension in place will drive projects through 2023
  - Over 60 GW of projects were safe harbored as of 12/31/2016 and an additional 10 GW of projects were safe harbored[(3)] as of 12/31/17 which at IEA's current ~30% wind construction market share [(2)], provides a revenue opportunity of over 5.3 billion for the Company from projects that were safe harbored
  - The ITC can be taken for Solar projects and was extended at its current level through 2019 and then declines gradually until 2022

Unsubsidized Costs of Renewable Energy are Competitive with Conventional Sources [(1)]


Unsubsidized Renewable Energy
Conventional
Solar PV - Crystalline Utility...
Solar PV - Thin Film Utility Scale
Wind
Natural Gas Reciprocating...
Integrated Gasification...
Coal
Gas Combined Cycle
$46
$53
$43
$48
$30
$60
$68
$106
$96
$231
$60
$143
$42
$78
$0
$50
$100
$150
$200
$250
$ / MWh

(1) *Source: U.S. Energy Information Administration (January 2017), Wall Street estimates (November 2017).*
(2) *IEA management estimate, based upon industry and customer data available to IEA management.*
(3) *Source: MAKE Consulting (May 2017 and 2018).*

18

STATE-WIDE INCENTIVES FOR RENEWABLE ENERGY

- Strong state-wide Renewable Portfolio Standards (RPS) set hard targets for renewable energy in the near and long-term to diversify electricity supply and reduce environmental pollution and emissions
- RPS requires utilities to sell a specified percentage or amount of renewable electricity by a set date(1)



MN:
Xcel: 31.5% by 2020
IOU: 26.5% by 2025
Other: 25% by 2025
WA: 15% by 2020
VT: 75% by 2032
NH: 24.8% by 2025
ME: 10% by 2017
MA: 15% by 2020 (new resources) + 1% each year after
RI: 38.5% by 2019
CT: 27% by 2020
NJ: 20.38% by 2021 + 4.1% solar by 2027
DE: 25% by 2026
MD: 25% by 2020
DC: 50% by 2032
NC: IOU 12.5% by 2021 / Coup & Muni: 10% by 2018
NY: 50% by 2030
MI: 15% by 2021
PA: 18% by 2021
OH: 12.5% by 2026
IL: 25% by 2026
MO: 15% by 2021
NV: 25% by 2025
CO: IOU: 30% Large Coop: 20% Small Coop / Muni: 10% all by 2020
CA: 50% by 2030
OR:
Large IOU: 50% by 2040
Large COU: 25% by 2025
Small Utility: 10% by 2025
Smallest Utility 5% by 2025
AZ: 15% by 2025
NM: IOU: 20% Coop: 10% all by 2020
HI: 100% by 2045
Renewable Portfolio Standard - ONGOING
Renewable Portfolio Goal - MET

26 States + Washington DC have a Renewable Portfolio Standard

(1) *In most states, standards are measured by percentages of kilowatt hours of retail electric sales, Iowa and Texas require specific amounts of renewable energy capacity rather than percentages and Kansas requires a percentage of peak demand.*

Source: AWEA 2017.
Note: IOUs refer to Investor-Owned Utilities

19

MULTIPLE LEVERS TO DRIVE GROWTH

Multiple Growth Opportunities Beyond Executing ~$1.1 Billion Current Wind Backlog Projects

Organic Growth

Opportunities to grow presence across attractive markets with long-term growth potential

Expand Self-Perform Capabilities

- Increase electrical self-perform capabilities
- Medium and high voltage
- Potential for over 300 bps EBITDA margin increase[2] over the medium-term
- Initial self-perform projects will commence in 2018
  - 2018 EBITDA impact projected to be up to $8 million[2]
  - 2019 EBITDA impact projected to be up to an incremental $15 million[2]

Build Solar Presence

- Large addressable market with secular growth drivers through at least 2050 [1]
- Cross-selling opportunity with captive, existing wind customer base
- Ability to capture incremental share of the expanding utility-scale solar construction market
- Solar PV installed capacity expected to grow at a ~10% CAGR from 2017 – 2020[1]

Grow Foothold in Civil, Industrial & Power

- Leverage 60+ years of experience across petrochemical, pharmaceutical and other heavy industrial facilities
- Positive tailwinds exist for traditional U.S. civil and industrial markets
  - The Fast Act and IDOT and INDOT budgets provide for billions of dollars of funding for civil/infrastructure projects
- IEA maintains a distinctive resume and excellent reputation across these diverse markets

External Growth

Robust platform for M&A growth

Mergers & Acquisitions

- Active pursuit list of highly strategic and actionable targets
- Potential to increase project diversification through work with conventional power, downstream oil and gas-related and other industrial customers
- Accelerate share of currently outsourced high voltage scope, including T-line interconnect

(1) Source: U.S. Energy Information Administration (January 2018).
(2) IEA management estimates, based upon industry and customer data available to IEA management and included in our guidance range for 2018 on slide 27.

20

SOLAR OPPORTUNITY THROUGH 2023 AND BEYOND MARKET OPPORTUNITY: • IEA’s growth after the expiration of PTC is projected to come from continued growth in the renewables sector with utility-scale solar projected to grow significantly through at least 2050 (1) • Projected growth in solar development is forecast to exceed that in wind − New, utility-scale solar development in the U.S. is projected to be 10.9 GW in 2018 and 12.9 GW in 2019(2) − This equates to a $6+ billion revenue opportunity in 2018 and a $7+ billion revenue opportunity in 2019 for the Solar industry • Skills and resources needed to construct solar are a sub-set of those needed for wind construction − IEA already has the civil, electrical and mechanical manpower, equipment and expertise needed (1) Source: U.S. Energy Information Administration (January 2018). (2) Source: MAKE Consulting (May 2017). 21

SOLAR OPPORTUNITIES THROUGH 2023 AND BEYOND SOLAR REVENUE MOMENTUM: • Existing wind customers also leading developers of solar − 11 of current top 15 customers also develop solar facilities • Since 2010, IEA has completed 67 solar projects, representing over 700 installed MW − Built out a new commercial team in 2017 to expand its market share in solar • IEA has a growing pipeline of solar projects under its new solar commercial team − Currently, $254 million of high-probability solar revenue in IEA’s pipeline − Additional targeted solar pipeline of $916 million (14 projects)(1) PROJECTED UTILITY-SCALE SOLAR GENERATION(3) SOLAR PROJECTED TO GROW AS A % OF IEA REVENUES(4) 2018 2022 250 200 150 100 50 0 Utility-Scale (1) IEA management estimate as of September 2017. (2) Source: U.S. Energy Information Administration (January 2017). 22 (3) IEA management estimate, based upon industry and customer data available to IEA management.

M&A PIPELINE IN PLACE TO ACCELERATE GROWTH

ATTRACTIVE M&A OPPORTUNITIES

- Active list comprised of numerous highly strategic and actionable targets
- Landscape of small tuck-in opportunities and larger "merger" opportunities exists in the marketplace
- Limited, scaled competitors capable of making acquisitions
- Well regarded culturally and broadly viewed as an acquirer of choice
- Capital structure flexibility and growing free cash flow should provide ample firepower to pursue acquisition candidates
- Operational platform in place to support and successfully integrate opportunities

M&A FOCUS SECTORS

M&A FOCUS SECTORS
Utility-Scale Solar Development & Storage
Electrical Self-Perform
Industrial / Mechanical

ILLUSTRATIVE ACQUISITION PIPELINE[1]

	Industry Focus						
Target	High Voltage	Electrical Self-Perform	Solar	Industrial / Mechanical	Geography	Estimated Revenue ($M)	Existing IEA Relationship
A	✓				East	$125	✓
B			✓	✓	East	$250	✓
C		✓			National	$125	✓
D	✓				East / West	$100	✓
E			✓		East	$200	✓
F	✓	✓	✓		Midwest	$80	✓
G				✓	Midwest	$300	✓

(1) Select opportunities from a list of 30+ tracked targets. There can be no assurance that any future acquisitions will be completed, or if they are completed, that the combined company will realize the expected benefits from such future acquisitions.

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APPENDIX

IEA MANAGEMENT



J.P. Roehm
Chief Executive Officer & President

- Joined IEA in 1997
- Responsible for providing strategic direction, aligning business, financial and operation initiatives with company goals, overseeing performance objectives and client relationships
- Previously, 20 years of experience ranging from Project Superintendent, Estimator, Project Manager, and VP of Business Development
- Served on IEA's previous M&A team – developed targets, performed due diligence, and participated in transaction negotiations. Served in a leading role on the RMT-IEA integration team during the 2013 acquisition of RMT
- Pioneered IEA's expansion into renewables, which has resulted in >10x growth in ~10 years



Andrew Layman
Chief Financial Officer

- Joined IEA in 2015
- 28 years of experience in industries, including construction, energy, mining, consumer products, manufacturing, bio-medical and automotive
- Began career at PwC where he earned his CPA. Managed multiple SEC reporting engagements, including the firm's largest customer: Ford Motor Company
- Divisional CFO for Flextronics, a $6B high growth product development and manufacturing division. Led the acquisition and integration of multiple companies in different parts of the world ranging in size from $50M to $700M
- Regional CFO at Ferrovial, a "stand-alone" large, newly acquired, heavy construction and engineering services division for South America, located in Chile. Ferrovial provides construction and mining services to the world's largest mines. Integrated the acquisition of the division

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SUPPLEMENTAL TRANSACTION DETAIL IEA STOCKHOLDERS AFFILIATED WITH OAKTREE ARE CLOSELY ALIGNED WITH THE PUBLIC STOCKHOLDERSTHROUGH EARN-OUT, DEFERRED FOUNDER SHARES & CONTINUING OAKTREE OWNERSHIP • Funds Managed by Oaktree Capital Management, LP and certain members of IEA’s management team may receive up to 9 million shares of common stock based on achieving 2018 and/or 2019 EBITDA targets − 1 million shares of common stock will be payable if EBITDA (as defined in the Merger Agreement) for 2018 is at least approximately $65.0 million and an additional 250,000 shares would be payable for each $1 million of EBITDA (as defined in the Merger Agreement) in excess of approximately $65.0 million; and − 1 million shares of common stock will be payable if EBITDA (as defined in the Merger Agreement) for 2019 is at least $90 million and an additional 250,000 shares would be payable for each $1 million of EBITDA (as defined in the Merger Agreement) in excess of $90 million − Any shares of common stock that are not earned for 2018 may be earned for 2019, subject to an aggregate cap of 9 million shares • M III and funds managed by Oaktree and management have deferred vesting of 1.875 million and 425,000 shares of common stock, respectively − 50% of shares vest when the Company’s stock price reaches $12.00 per share for any 20 of 30 trading days − 50% of shares vest when the Company’s stock price reaches $14.00 per share for any 20 of 30 trading days PREFERRED EQUITY AS PART OF CONSIDERATION • Funds managed by Oaktree Capital Management, LP and certain members of IEA’s management team received approximately $35 million in convertible, redeemable, preferred equity, having the following terms: − Cash dividends payable quarterly at 6% per annum for the first 18 months following closing and then at 10% per annum until redeemed or converted − Commencing three years after closing, unpaid amounts may be converted, at the option of the holder, into common stock at a price per share equal to the then-current market value (30-day VWAP) of the common stock − At the option of the Company, unpaid amounts are redeemable by the Company in whole or in part at par plus accrued and unpaid dividends at any time prior to conversion − Mandatory redemption at par plus accrued and unpaid dividends by the Company (if not earlier converted by holders) upon (i) the earlier of a change of control or material disposition by the Company or any of its subsidiaries, and (ii) receipt of net cash proceeds of any primary equity issuances (with it being understood that equity consideration paid to sellers on account of acquisitions by the Company or its subsidiaries would not trigger redemptions) − The Company and its subsidiaries will be restricted from making dividends (other than within the company group) and repurchases of common stock while any preferred equity is outstanding 26

EBITDA ADJUSTMENTS

SUMMARY OF EBITDA ADJUSTMENTS ($ in thousands)

A. Discontinued Operations – in FY15, IEA began the process of winding down its Canadian operations. The operating results for its Canadian operations have been reclassified as discontinued operations.

1. Diversification SG&A – reflects the costs, including recruiting, compensation and benefits for additional personnel, associated with IEA beginning to expand into electrical transmission work and corresponding services, which were historically subcontracted to third parties, U.S. utility scale solar, and heavy civil infrastructure. These costs currently do not have a material amount of corresponding revenue, but management anticipates revenue beginning in FY18
2. Credit Support Fees – reflect payments to Oaktree for its guarantee of certain borrowings, which guarantees that do not continue post-combination.
3. Canadian Wind-down Bonus Expense – reflects an adjustment for bonus payments to IEA's executive leadership team made in FY16 as a result of the successful wind down of IEA's Canadian solar operations.
4. Consulting Fees & Expenses – in 2014, 2015 and 2016, represents consulting fees and expenses related to the wind down of IEA's Canadian operations and, in 2017, represents consulting and professional fees and expenses in connection with the Proposed Transaction contemplated by the Merger Agreement.
5. Non-cash Stock Compensation Expenses – represents non-cash stock compensation expense.
6. Full Year Impact of 2017 Capital Leasing Program – reflects the annualization of the EBITDA effects of the capital leasing program for cranes and yellow iron, which was implemented during 2017, consisting of (i) a $1.7 million positive adjustment due to the elimination of cost of goods sold attributable to operating lease payments, (ii) $1.6 million in reduction in cost of goods due to estimated operational efficiencies resulting from the program, and (iii) $1.4 million, representing a pro rata portion of the estimated gain due to estimated future residual value exceeding depreciated carrying value on the sale of the leased assets following the 48 month term of the lease.
7. Transaction costs – include legal, consulting, filing and other costs associated with the acquisition of IEA Energy Services by M III Acquisition Corporation and the subsequent public listing of IEA securities on the NASDAQ stock exchange.
8. Merger and Acquisition costs – include legal, consulting, travel and other costs associated with the acquisition of another Company by IEA.

	2016	2017	2018 Low Range(1)	2018 High Range(1)
Total Revenue	$602,655	$454,949	$775,000	$835,000
Net Income	$65,538	$16,525	$42,700	$47,500
A. Discontinued Operations	(1,087)	-	-	-
Net Income from Cont. Operations	$64,451	$16,525	$42,700	$47,500
Interest Expense, net	516	2,201	1,400	1,500
Depreciation & amortization	3,433	5,044	7,000	7,000
Taxes	(10,213)	13,863	13,700	16,200
B Diversification SG&A	-	-	-	-
EBITDA from Continuing Operations	$58,187	$37,633	$64,800	$72,200
% Margin	9.7%	8.3%	8.4%	8.6%
Adjustments				
1. Diversification SG&A	-	3,825	1,200	1,900
2. Credit Support Fees	2,340	1,535	230	230
3. Canadian Wind-down Bonus Expense	2,000	-	-	-
4. Consulting Fees & Expenses	1,015	4,799	170	170
5. Non-cash Stock Compensation Expenses	161	53	-	-
6. Full Year impact of 2017 Capital Leasing program	-	4,700	-	-
7. Transaction costs	-	-	7,600	8,000
8. Merger and Acquisition costs	-	-	1,000	2,500
Total Adjustments	$5,516	$14,912	$10,200	$12,800
Adjusted EBITDA	$63,703	$52,545	$75,000	$85,000
% Margin	10.6%	11.5%	9.7%	10.2%

(1) *IEA management's 2018 low and high range for revenue, net income and adjusted EBITDA.*

27

THANK YOU Infrastructure and Energy Alternatives, Inc. Andrew Layman, Chief Financial Officer 765.828.2580 The Equity Group, Inc. Fred Buonocore, CFA fbuonocore@equityny.com 212.836.9607 The Equity Group, Inc. Kevin Towle ktowle@equityny.com 212.836.9620 1